UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 15, 2007
ZIPREALTY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51002	94-3319956

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 300 Emeryville, CA 94608

Address of Principal Executive Offices) (Zip Code)

510-735-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)           On October 15, 2007, Marc L. Cellier tendered his resignation as a member of the Board of Directors (the “Board”) of ZipRealty, Inc. (the “Company”), effective that same date. Mr. Cellier had also been a member of the Board’s Compensation Committee prior to his resignation. There are no disagreements between Mr. Cellier and the Company regarding any matter relating to the Company’s operations, policies or practices. A copy of Mr. Cellier’s letter of resignation is filed an exhibit to this report.
Item 9.01      Financial Statements and Exhibits.
     (c)  Exhibits.
     The following exhibit is furnished with this report on Form 8-K:
              99.1 Letter of resignation from Marc L. Cellier dated October 15, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC. a Delaware corporation
Date: October 19, 2007	By:	/s/ Larry S. Bercovich
Larry S. Bercovich
Vice President, Secretary, and General Counsel

INDEX TO EXHIBITS

Exhibit	Description
99.1	Letter of resignation from Marc L. Cellier dated October 15, 2007